Exhibit 99.1

NEI / 25 Dan Road Canton, MA / 02021-2817 / telephone: 781 332 1000 / fax: 781 770 2000  www.nei.com

NEI ANNOUNCES AGREEMENT TO SETTLE MERGER LITIGATION

CANTON, Mass., September 10, 2012 — NEI (Nasdaq: NEI), a leading provider of server-based application platforms, deployment solutions and lifecycle support services for software technology developers and OEMs worldwide, announced today that it has signed a memorandum of understanding to settle the previously disclosed class action lawsuit captioned In re Network Engines,  Inc. Shareholder Litigation, C.A. No. 7650-CS pending in the Delaware Court of Chancery and the lawsuit in the Suffolk County Superior Court in the Commonwealth of Massachusetts entitled Shiva v. Network Engines, Inc. et al., No. C.A. No. 12-2392-BLS and the newly-filed action in the United States District Court for the District of Massachusetts entitled Strum v. Network Engines, Inc. et al., No. 12-cv-11533-RGS  (collectively, the “Merger Litigation”). The Merger Litigation relates to the Agreement and Plan of Merger, dated as of June 18, 2012, by and among UNICOM Systems, Inc. (“UNICOM”), UNICOM Sub Two, Inc. and NEI.

NEI agreed to the settlement solely to avoid the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing. NEI denies all liability with respect to the facts and claims alleged in the Merger Litigation and specifically denies that any breach of fiduciary duty occurred, or that any further disclosure is required to supplement the Proxy Statement under any applicable rule, statute, regulation or law. The settlement provides, among other things, that the parties will seek to enter into a stipulation of settlement which provides for the conditional certification of the Merger Litigation as a non opt-out class action pursuant to Court of Chancery Rule 23 on behalf of a class consisting of all record and beneficial owners of NEI common stock during the period beginning on June 19, 2012, through the date of the consummation of the proposed merger, including any and all of their respective successors in interest, predecessors, representatives, and the release of all asserted claims. The asserted claims will not be released until such stipulation of settlement is approved by the court. There can be no assurance that the parties will ultimately enter into a stipulation of settlement or that the court will approve such settlement even if the parties were to enter into such stipulation. The settlement will not affect the merger consideration to be received by NEI stockholders or the timing of the special meeting of NEI stockholders scheduled for September 18, 2012.

Additionally, as part of the settlement, NEI has agreed to make certain additional disclosures related to the proposed merger, which are set forth below. The additional disclosures supplement the disclosure contained in the proxy statement filed by NEI with the Securities and Exchange Commission (“SEC”) on August 9, 2012 (the “Proxy Statement”), and should be read in conjunction with the disclosures contained in the Proxy Statement, which in turn should be read in its entirety. Nothing in this press release or any stipulation of settlement shall be deemed an admission of the legal necessity or materiality of any of the disclosures set forth herein. Capitalized terms used herein, but not otherwise defined, shall have the meanings ascribed to such terms in the Proxy Statement.

The following disclosure replaces the first two sentences following the caption “Interests of Executive Officers with respect to UNICOM” on page 10 of the Proxy Statement:

Following the merger, each of our officers will continue as the officers of the surviving corporation. Our officers have not been specifically informed by UNICOM that they will retain their employment, but since January 18, 2012, UNICOM has indicated that NEI will operate as a division of UNICOM and it does not intend to make any changes.  None of our officers have negotiated or entered into an employment arrangement with UNICOM or Merger Sub.

The following disclosure replaces the ninth paragraph on page 20 of the Proxy Statement under the caption “Background”:

On November 21, 2011, Mr. Bryant met with representatives of Needham & Company, LLC (“Needham”), a firm we formally engaged on February 16, 2012 as our exclusive financial advisor in connection with our board of directors’ evaluation of strategic and financial alternatives, including a possible sale of Network Engines, at our headquarters in Canton, Massachusetts to discuss, among other things, a potential review of strategic alternatives. NEI has a longstanding business relationship with Needham, including work in 2002 and 2007, and did not interview other financial advisors.

The following disclosure replaces the eighth paragraph on page 21 of the Proxy Statement under the caption “Background”:

Between January 30, 2012 and February 3, 2012, there were several telephonic discussions between Mr. Shortell and Mr. Hong to discuss a potential letter of intent from UNICOM to purchase Network Engines. During these telephonic meetings, Mr. Hong expressed an interest in an acquisition of Network Engines at a price per share of $1.70. In response to Mr. Hong’s proposal, Mr. Shortell indicated that he anticipated an offer price of $1.70 would not represent an acceptable premium to our board of directors and that the price would need to be raised for our board of directors to consider a sale of Network Engines.

The following disclosure replaces the fourth full paragraph on page 22 of the Proxy Statement under the caption “Background”:

On February 20, 2012, our board of directors held a telephonic meeting in consultation with representatives of Latham and Needham. During the meeting, Needham reviewed a presentation that included a review of stock price trading, a summary of valuation analysis, a list of potential interested parties and certain process considerations. Needham also provided a summary of a February 17, 2012 telephone conversation they had with Mr. Hong regarding the form of a transaction, timing, due diligence team, source of funds and certain requests made by Mr. Hong. Mr. Shortell provided a summary of strategic considerations, including a discussion of our current business model. He discussed certain barriers to our being able to access new markets and our position as a low margin supplier with high customer concentrations of revenue.  These barriers include NEI’s low margin business, pricing pressure from larger customers, the uncertainty regarding the sustainability of smaller customers, NEI’s lack of substantial intellectual property, the consolidation of markets, and NEI’s lack of an international presence.   Our board of directors considered such factors in our evaluation of UNICOM’s indication of interest. After some discussion, it was agreed that we should not sign the non-binding indication of interest from UNICOM. Our board of directors requested that Needham obtain further information from UNICOM, including information concerning its ability to finance the proposed transaction, and work with UNICOM to provide it with further information concerning Network Engines. The board of directors also discussed the sale process as it related to the fiduciary duties of the members of the board of directors. The board of directors also discussed the appointment of a committee of the board of directors to assist with the process of soliciting and analyzing acquisition proposals from other potentially interested parties (the “Transaction Committee”) and appointed directors John A. Blaeser, Gary E. Haroian and Robert M. Wadsworth (until Mr. Wadsworth’s term expired on March 15, 2012) to serve as members of the Transaction Committee.  The Transaction Committee did not have direct contact with UNICOM, but Messrs. Shortell and Bryant and individuals at Needham and Latham maintained an interface with Mr. Hong.

The following disclosure replaces the second paragraph on page 23 of the Proxy Statement under the caption “Background”:

On February 24, 2012, our Transaction Committee held a telephonic meeting with representatives from Needham and Latham and Messrs. Shortell and Bryant. Needham updated the Transaction Committee on its recent conversations with UNICOM. Representatives from Needham noted that UNICOM had been made aware of Network Engines’ intent to contact other potential acquirers and to conduct a market check of parties that might have an interest in acquiring Network Engines. Management reviewed, and the Transaction Committee approved, the list of 21 parties, including UNICOM, that Needham planned to begin contacting on February 27, 2012. The list of parties to be contacted by Needham included Firm A, along with 16 other potential strategic buyers and 4 potential financial buyers.  Our management also reviewed a top-side financial forecast for fiscal years 2012 and 2013 that our management had prepared and reviewed with Needham and that would be included in the information provided to interested parties after they signed a non-disclosure agreement.

The following disclosure replaces the third paragraph on page 23 of the Proxy Statement under the caption “Background”:

Between February 21, 2012 and April 12, 2012, representatives of Needham contacted 21 parties, including UNICOM, to assess these parties’ interest in a potential transaction with Network Engines. Of these 21 parties, 10 executed non-disclosure agreements, including Firm A which signed an NDA on March 2, 2012 and the company later referred to as Firm B, which executed an NDA on February 28, 2012.  Only UNICOM submitted a preliminary, non-binding indication of interest on or before April 6, 2012.

The following disclosure replaces the first full paragraph on page 24 of the Proxy Statement under the caption “Background”:

On March 26, 2012, our Transaction Committee held a telephonic meeting in consultation with Latham, Needham and Messrs. Shortell and Bryant. Needham updated the Transaction Committee on conversations with UNICOM after their on-site due diligence visits at each of Network Engines’ facilities during the prior week. Needham also updated the Transaction Committee on the 11 other parties that expressed interest in acquiring Network Engines as a result of Needham’s outreach initiative and market check.  Those 11 other parties were part of the initial 21 parties contacted by Needham.  The Transaction Committee discussed the plan of expected activities for this week and asked questions of Needham and Latham. The Transaction Committee also discussed with Needham the plan and timing of asking the other parties to submit formal bids to acquire Network Engines.

The following disclosure replaces the fifth full paragraph on page 24 of the Proxy Statement under the caption “Background”:

On April 10, 2012, Mr. Hong and representatives of UNICOM notified representatives of Needham that in light of the findings of its due diligence performed in February and March, UNICOM was revising its proposed purchase price to $1.70 per share of common stock of Network Engines due in part to concerns regarding Network Engines’ concentration of customers and the accompanying impact on revenue.

The following disclosure replaces the first full paragraph on page 27 of the Proxy Statement under the caption “Background”:

On June 15, 2012, Messrs. Shortell and Bryant had a telephonic meeting with representatives from Needham, Latham and the Transaction Committee. Mr. Bryant reviewed the adjustments being made to the 2013 financial forecast model with the latest market and customer inputs. Mr. Bryant noted a decrease in revenue with respect to a particular major customer, as well as a renewal for another year of certain services provided by NEI to another major customer, were likely to occur.  The Committee discussed the potential impact of these anticipated events and determined that the net effect thereof on the Corporation’s 2013 financial forecast would be minimal.  The parties discussed the remaining open items in the merger agreement as well as the schedule for a meeting of our board of directors. Following the telephonic meeting, the 2013 financial forecast was provided to Mr. Hong and UNICOM

The following disclosure replaces the third full paragraph on page 27 of the Proxy Statement under the caption “Background”:

Between June 19, 2012 and July 18, 2012, representatives of Needham contacted 45 potential strategic and financial buyers to gauge their interest in pursuing a possible transaction with Network Engines, including the 20 parties initially contacted by Needham between February 21, 2012 and April 12, 2012 as part of our market check. The only party that expressed an interest in the company was Talden Capital, which was provided with diligence information and given the opportunity to ask questions of management and Needham. No offer was received. Additionally, following the announcement of our transaction with UNICOM on June 19, 2012, our management and board of directors authorized Needham to contact an additional 25 potential buyers who were not contacted in the market check.  Of these potential buyers, 36 were considered strategic buyers and 9 were considered financial buyers.  None of the 45 parties so contacted submitted an acquisition proposal.

The following disclosure should be inserted as the first paragraph on page 34 of the Proxy Statement under the caption “Background”:

Breakdown of the market capitalizations (in thousands) and calculated multiples of the Selected Companies:

		Enterprise Value /
	Market	Revenues			Adjusted EBITDA			Price / Non-GAAP EPS
Company	Value	LTM	CY’12E	CY’13E	LTM	CY’12E	CY’13E	LTM	CY’1E	CY’13E
Arrow Electronics, Inc.	$3,764,435	0.25x	0.25x	0.24x	5.0x	5.3x	4.8x	6.2x	7.0x	6.3x
Avnet, Inc.	$4,599,679	0.22x	0.22x	0.21x	5.2x	5.2x	4.9x	6.9x	7.2x	6.5x
Benchmark Electronics, Inc.	$813,524	0.23x	0.21x	0.20x	5.8x	4.3x	3.7x	12.2x	11.7x	9.7x
DataTec Ltd.	$1,053,395	0.23x	0.21x	0.19x	6.0x	5.2x	4.6x	11.7x	NA	8.8x
Dot Hill Systems Corp.	$72,959	0.17x	0.15x	0.15x	NM	NA	NA	NM	25.0x	9.6x
Flextronics International Ltd.	$4,370,720	0.17x	0.20x	0.18x	4.3x	4.1x	3.6x	7.2x	6.2x	5.6x
Ingram Micro, Inc.	$2,641,110	0.05x	0.05x	0.05x	3.5x	3.5x	3.1x	8.6x	8.8x	7.7x
Jabil Circuit Inc.	$3,928,877	0.27x	0.26x	0.24x	4.4x	4.2x	3.8x	7.8x	7.1x	6.1x
Sanmina-SCI Corp.	$602,280	0.19x	0.20x	0.19x	3.6x	4.4x	4.4x	5.2x	5.7x	5.0x
ScanSource Inc.	$871,457	0.30x	0.28x	NA	6.7x	6.6x	NA	10.4x	11.7x	NA
Super Micro Computer Inc.	$675,566	0.62x	0.54x	0.49x	9.1x	7.5x	5.7x	15.6x	13.3x	10.1x
SYNNEX Corp.	$1,265,751	0.14x	0.14x	0.13x	4.9x	4.9x	4.5x	7.3x	8.0x	7.3x
Tech Data Corp.	$1,903,254	0.06x	0.06x	0.06x	3.7x	3.7x	3.6x	7.8x	8.3x	8.0x
Xyratex Ltd.	$314,801	0.11x	0.12x	0.12x	2.2x	2.0x	NA	7.8x	7.1x	7.0x

The following disclosure should be inserted as the fourth paragraph on page 35 of the Proxy Statement under the caption “Background”:

Breakdown of the date, size (in millions), and calculated multiples of the Selected Transactions:

					Enterprise Value
Close Date	Acquirer	Target	Equity Value	Enterprise Value	LTM Revenue	NTM Revenue	LTM Adjusted EBITDA	NTM Adjusted EBITDA
05/31/12	Viasystems Group, Inc.	DDi Corp.	$279.3	$265.2	1.00x	0.95x	7.2x	6.5x
03/30/12	Salient Federal Solutions, Inc.	ATS Corporation	$74.1	74.6	0.82x	0.73x	6.9x	5.3x
03/01/12	Bertelsmann AG (arvato Systems GmbH)	Perdata	$24.0	24.0	0.66x	NA	NA	NA
01/30/12	Avnet, Inc.	Pinnacle Data Systems, Inc.	$20.5	19.0	0.72x	0.59x	11.2x	NA
12/31/11	WidePoint Corporation	Avalon Global Solutions, Inc.	$11.5	11.6	1.36x	NA	NA	NA
12/30/11	Presidio, Inc.	INX Inc.	$96.4	148.2	0.40x	0.36x	24.4x	11.0x
10/03/11	Datalink Corp.	Midwave Corporation	$19.0	21.2	0.30x	NA	7.3x	NA
09/20/11	Arrow Electronics, Inc.	Chip One Stop	$92.3	69.4	1.68x	NA	13.4x	NA
08/01/11	OnX Enterprise Solutions	Agilysys, Inc. (Technology Solutions Group)	$64.0	64.0	0.14x	0.12x	7.4x	NA
07/05/11	Dynamics Research Corporation	High Performance Technologies, Inc.	$143.0	141.9	1.37x	NA	9.7x	NA
07/04/11	Datatec Limited	Netarx LLC	$34.0	34.0	0.57x	NA	NA	NA
07/01/11	Telephone and Data Systems, Inc.	OneNeck IT Services Corporation	$95.9	95.9	2.59x	NA	NA	NA
06/01/11	URS Corporation	Apptis Holdings, Inc.	$260.0	260.0	0.90x	NA	NA	NA
04/15/11	ScanSource, Inc.	CDC Brasil S.A.	$65.7	66.9	0.43x	NA	NA	NA
04/04/11	Epiq Systems, Inc.	Encore Discovery Solutions	$104.3	99.4	2.42x	2.84x	9.2x	11.6x
04/01/11	Computacenter plc	Top Info SAS	$55.1	28.5	0.14x	NA	NA	NA
03/17/11	PC Connection, Inc.	ValCom Technology	$11.5	6.7	0.17x	NA	NA	NA
03/01/11	Arrow Electronics, Inc.	Richardson Electronics, Ltd. (RF, Wireless and Power Division)	$236.0	236.0	0.63x	0.63x	NA	10.6x
01/21/11	API Technologies Corp.	SenDEC Corporation	$91.3	58.9	0.53x	0.55x	6.8x	5.4x
01/12/11	CSE Global Limited	ASTIB Group Pty Ltd	$49.0	47.5	1.42x	NA	NA	NA
01/03/11	Arrow Electronics, Inc.	Nu Horizons Electronics Corp.	$135.9	148.8	0.21x	0.22x	10.7x	13.5x

The following disclosure should be inserted as the fourth paragraph on page 36 of the Proxy Statement under the caption “Background”:

Breakdown of the date and calculated premiums of the transactions underlying the Stock Price Premium Analysis:

Close			Premiums Paid
Date	Acquirer	Target	1 Day	5 Days	30 Days
03/30/12	Salient Federal Solutions, Inc.	ATS Corporation	(1.5)%	(1.5)%	0.3%
12/30/11	Presidio, Inc.	INX Inc.	15.9%	11.2%	23.1%
11/21/11	ARRIS Group, Inc.	BigBand Networks, Inc.	76.4%	80.6%	56.6%
06/16/11	Vector Capital	RAE Systems Inc.	116.3%	120.6%	196.1%
05/31/11	PAETEC Holding Corporation	XETA Technologies, Inc.	43.2%	56.3%	87.1%
05/10/11	Golden Gate Capital	Tollgrade Communications, Inc.	0.2%	2.0%	7.4%
04/19/11	Golden Gate Capital	Conexant Systems, Inc.	27.0%	47.2%	71.4%
04/14/11	Summit Partners	Answers Corporation	18.0%	22.1%	33.1%
01/28/11	ASSA ABLOY AB	LaserCard Corporation	40.4%	38.0%	34.1%
12/13/10	Stefanini International Holdings Ltd	TechTeam Global, Inc.	16.8%	18.4%	30.4%
11/30/10	Zoran Corporation	Microtune, Inc.	18.2%	28.1%	24.8%
11/23/10	Marlin Equity Partners	Phoenix Technologies Ltd.	39.1%	34.6%	46.9%
10/01/10	Kenexa Corporation	Salary.com, Inc.	42.3%	40.8%	50.2%
07/21/10	NTT DATA Corporation	Intelligroup, Inc.	27.7%	27.4%	17.7%
05/25/10	Thoma Bravo LLC	PLATO Learning, Inc.	14.1%	16.7%	35.3%
04/30/10	Microsemi Corporation	White Electronic Designs Corporation	28.2%	29.4%	37.8%
04/22/10	Pegasystems, Inc.	Chordiant Software, Inc.	31.2%	37.7%	35.1%
03/18/10	Francisco Partners	QuadraMed Corporation	32.6%	32.4%	14.7%
02/18/10	IXYS Corporation	ZiLOG, Inc.	21.1%	18.7%	32.8%
01/27/10	ON Semiconductor Corporation	California Micro Devices Corporation	54.1%	52.6%	57.2%

The following disclosure replaces the first paragraph on page 37 of the Proxy Statement under the caption “Background”:

Discounted Cash Flow Analysis. Needham performed illustrative discounted cash flow analyses to determine indicators of illustrative implied equity values for the Company and illustrative implied equity values per share of our common stock based on our management’s forecasts.  Needham did not treat stock-based compensation as a cash expense for the purpose of this analysis.  Needham calculated ranges of estimated present value of free cash flows determined by the Company for the periods between the fiscal fourth quarter of 2012 until fiscal year 2017, using a range of discount rates of 20.0% to 23.0%.  In this context, “free cash flows” is defined as the sum of cash flow from operations and cash flow from investing activities.  The range of discount rates was derived by utilizing a weighted average cost of capital analysis based on certain financial metrics, including betas for the Company, the U.S. twenty-year treasury rate as of June 18, 2012, and the equity market risk premium and micro cap size premium as published by Ibbotson at the time Needham conducted its analysis. The discount rates ranging from 20.0% to 23.0% were based upon Needham’s judgment of an illustrative range based upon the above analysis. Needham then calculated ranges of estimated present values of terminal value by multiplying fiscal year 2017 estimated adjusted EBITDA of approximately $12.2 million by selected multiples ranging from 2.5x to 5.0x, and using a range of discount rates of 20.0% to 23.0%. The range of selected multiples was based upon Needham’s judgment of an illustrative range based upon the Enterprise value to LTM adjusted EBITDA multiples for us and the selected companies, as set forth above in the “Selected Companies Analysis” section of this proxy statement. Needham then added these ranges of estimated present value of free cash flows to the ranges of estimated present values of terminal value to arrive at ranges of estimated implied enterprise value. Needham then added to these ranges of estimated implied enterprise value the Company’s estimated cash balance as of June 30th, 2012, based on management estimates, to arrive at estimates of implied equity values. Needham then divided these estimates of implied equity values by the Company’s fully-diluted common shares outstanding to arrive at estimates of implied equity values per share of our common stock.  No implied perpetuity growth rates were observed by Needham.

The following disclosure replaces the figure for 2016 EBITDAs in the table on page 73 of the Proxy Statement under the caption “Projected Financial Information”:

NEI’s projected EBITDAs for 2016 is $11,916.

About NEI

NEI is a leading provider of server-based application platforms and lifecycle support services for software developers and OEMs worldwide. Through its expertise and comprehensive suite of solution design, system integration, application management, global logistics, support, and maintenance services, NEI is redefining application deployment solutions to provide customers with a sustainable competitive advantage. More than a decade of appliance innovation with the ability to provide physical, virtual and cloud-ready solutions makes NEI one of the most trusted software deployment partners in the industry. Founded in 1997, NEI is headquartered in Canton, Massachusetts, with facilities in Plano, Texas and Galway, Ireland, and trades on the NASDAQ exchange under the symbol NEI. For more information, visit www.nei.com.

Safe Harbor for Forward-Looking Statements

Statements in this press release regarding the Company’s future performance, including statements regarding the proposed sale of NEI and any other statements about the future expectations, beliefs, goals, plans or prospects of the Company or the Company’s management, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The accuracy of these statements cannot be guaranteed as they are subject to a variety of risks, including but not limited to the inability to obtain stockholder approval for the transaction, the inability to satisfy closing conditions to the transaction, the loss of any key customer or customer product lines, the loss of key suppliers, our ability to retain key personnel and those other factors contained in the Company’s most recent Annual Report on Form 10-K for the year ended September 30, 2011 and the most recent Form 10-Q for the quarter ended June 30, 2012 under the sections entitled “Risk Factors” in such reports as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. Forward-looking statements include statements regarding the Company’s expectations, beliefs, intentions or strategies regarding the future and can be identified by forward-looking words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “will,” and “would” or similar words. The Company assumes no obligations to update the information included in this press release.

Contact:

Hayden IR

Peter Seltzberg

646-415-8972

peter@haydenir.com

ir@nei.com

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